UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2012

ANTHERA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On October 24, 2012, Anthera Pharmaceuticals, Inc. issued its third quarter 2012 press release.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anthera Pharmaceuticals, Inc.

Date: October 25, 2012	By:	/s/ Christopher P. Lowe
Christopher P. Lowe
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 24, 2012